UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 30, 2025 (June 23, 2025)

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1707, Block D, Modern City SOHO, No. 88, Jianguo Road, Chaoyang District,

Beijing, People’s Republic of China 100022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2025 (the “Original Form 8-K”), on June 18, 2025 (the “Closing Date”), Shineco Life Science Group Hong Kong Co., Limited (“Shineco Life Science”), a subsidiary of Shineco, Inc. (the “Company”), closed an acquisition of 51% of the equity interests in InfiniClone Limited, a company limited by shares incorporated in Hong Kong (“InfiniClone”), pursuant to the share purchase agreement (the “SPA”) dated April 22, 2025 with Dr. Lim Kah Meng, the sole shareholder of InfiniClone (the “Seller”). On or prior to the Closing Date, the closing conditions as set forth in the SPA were satisfied or otherwise waived by the parties thereto, and the Seller has transferred 51% of the equity interests in InfiniClone to Shineco Life Science; therefore, InfiniClone became a direct subsidiary of Shineco Life Science.

This Amendment to the Original Form 8-K is being filed to amend and supplement the Original Form 8-K, the sole purpose of which is to provide the financial statements required by Item 9.01(a), which were excluded from the Original Form 8-K and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original Form 8-K remain the same.

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Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of InfiniClone, which comprise the balance sheets as of June 30, 2024 and 2023, the related statements of operations, shareholders’ equity, and cash flows for the fiscal years ended June 30, 2024 and 2023, and the related notes to the audited financial statements, and the unaudited financial statements for the period ended March 31, 2025, are filed as Exhibit 99.1 and Exhibit 99.2 hereto and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined (i) balance sheet as of and for the nine-month period ended March 31, 2025, and (ii) income statement for the period ended March 31, 2025, and (iii) the related notes thereto, are filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Tang Xin CPAs, Independent Registered Public Accounting Firm
99.1	Audited financial statements of InfiniClone as of and for the fiscal years ended June 30, 2024 and 2023
99.2	Unaudited financial statements of InfiniClone for the period ended March 31, 2025
99.3	Unaudited pro forma condensed combined financial statements and the related notes thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shineco, Inc.

Date: June 30, 2025	By:	/s/ Jennifer Zhan
Jennifer Zhan, Chief Executive Officer

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